Featured Community: Camden Alpharetta • Alpharetta, GA • 269 Apartment Homes • Acquired 2026

CAMDEN[SM]

Living Excellence

2Q26 Earnings Release & Supplemental Financial Information

2800 Post Oak Boulevard, Suite 2700 • Houston, TX 77056 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2026 OPERATING RESULTS

Houston, Texas (July 30, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2026. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2026 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Diluted Share	2026	2025	2026	2025
EPS	$0.18	$0.74	$0.59	$1.10
FFO	$1.68	$1.67	$2.82	$3.37
Core FFO	$1.68	$1.70	$3.39	$3.42
Core AFFO	$1.39	$1.43	$2.95	$3.01

	Three Months Ended	2Q26 Guidance	2Q26 Guidance
Per Diluted Share	June 30, 2026	Midpoint	Variance
EPS	$0.18	$0.15	$0.03
FFO	$1.68	$1.65	$0.03
Core FFO	$1.68	$1.67	$0.01

Sale of California Portfolio
As of June 30, 2026, Camden's California portfolio, consisting of 11 operating communities with 3,620 apartment homes, was classified as held for sale and is therefore excluded from the same property results presented below. On July 29, 2026, the Company sold these California communities for an aggregate sales price of approximately $1.625 billion. Approximately $0.9 billion of the proceeds will be used to retire balances outstanding under the Company's unsecured revolving credit facility and commercial paper program.

Same Property Results	Quarterly Growth(1)	Sequential Growth(2)	Year-To-Date Growth(3)
(Excluding CA)	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2026 vs. 2025
Revenues	(0.1)%	0.7%	0.0%
Expenses	2.4%	4.3%	2.0%
Net Operating Income ("NOI")	(1.4)%	(1.3)%	(1.1)%
(1) Quarterly growth for revenues, expenses, and NOI including California were 0.2%, 2.7%, and (1.3)%, respectively.
(2) Sequential growth for revenues, expenses, and NOI including California were 0.7%, 4.3%, and (1.2)%, respectively.
(3) Year-to-date growth for revenues, expenses, and NOI including California were 0.2%, 2.3%, and (1.0)%, respectively.

Operating Statistics - Same Property Portfolio (Excluding CA)

New Lease and Renewal Data - Date Effective(1)	2Q26(2)	2Q25(3)	1Q26(4)
Effective New Lease Rates	(3.3)%	(2.1)%	(5.5)%
Effective Renewal Rates	2.8%	3.7%	2.9%
Effective Blended Lease Rates	(0.2)%	0.7%	(1.6)%
Occupancy(5)	95.7%	95.6%	95.1%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(2) 2Q26 new lease, renewal, and blended growth rate including California were (3.1)%, 2.8%, and (0.1)%, respectively.
(3) 2Q25 new lease, renewal, and blended growth rate including California were (2.0)%, 3.8%, and 0.7%, respectively.
(4)1Q26 new lease, renewal, and blended growth rate including California were (5.2)%, 2.9%, and (1.4)%, respectively.
(5) Occupancy rates including California were unchanged for all periods presented above.

For 2026, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, leasing continued at Camden Village District in Raleigh, NC and we began leasing at Camden South Charlotte in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/29/2026
Camden Village District	Raleigh, NC	369	$139.4	88%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/29/2026
Camden South Charlotte	Charlotte, NC	420	$157.0	13%
Camden Blakeney	Charlotte, NC	349	151.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$492.0

Acquisition Activity
During the quarter, the Company acquired five apartment home communities and two land parcels. Subsequent to quarter end, Camden acquired two apartment home communities. The tables below show the recent acquisition activity:

Community Name	Location	Total Homes	Closing Date	Purchase Price
Camden Alpharetta	Alpharetta, GA	269	4/30/2026	$89.0
Camden Narcoossee*	Orlando, FL	288	4/30/2026	82.3
Camden Franklin	Franklin, TN	196	6/16/2026	54.3
Camden Roanoke	Roanoke, TX	349	6/23/2026	99.1
Camden Gilbert	Gilbert, AZ	320	6/30/2026	124.6
Camden Brandon	Tampa, FL	296	7/9/2026	82.1
Camden LoSo	Charlotte, NC	343	7/16/2026	114.0
Total		2,061		$645.4
*Formerly known as Camden at Lake Nona

Land Parcels	Acres	Closing Date	Purchase Price
Morrisville, NC	17.9	5/25/2026	$19.0
Tampa, FL	64.4	5/27/2026	26.0
Total	82.3		$45.0

Share Repurchases
During the quarter, Camden repurchased 1,429,136 common shares at an average price of $100.78 per share for a total of $144.1 million. Year to date, Camden repurchased 4,062,166 common shares at an average price of $104.08 for a total of $422.9 million. The Company currently has $297.9 million remaining under its stock repurchase program.

Liquidity Analysis
As of June 30, 2026, Camden had approximately $287.4 million of liquidity comprised of approximately $44.7 million in cash and cash equivalents, and approximately $242.7 million of availability under its unsecured credit facility and commercial paper program. At quarter end, the Company had approximately $140.1 million left to fund under its existing wholly-owned development pipeline. Subsequent to the quarter end, the Company issued a $350 million unsecured term loan facility with a maturity date of July 2027.

Litigation Update
During the quarter, the Company entered into a binding term sheet to settle the class action litigation related to the use of a revenue management software and agreed to pay an aggregate of $53.0 million into a settlement fund which received preliminary court approval. The settlement will not impact the Company’s 2026 Core FFO or 2026 Core AFFO as certain legal costs and settlements are excluded from the calculation of these metrics.

Earnings Guidance
Camden updated its earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q26	2026	2026 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS(1)	$9.14 - $9.38	$9.76 - $10.10	$9.93	$0.66	$9.27
FFO	$1.62 - $1.66	$6.05 - $6.19	$6.12	$6.10	$0.02
Core FFO(2)	$1.67 - $1.71	$6.68 - $6.82	$6.75	$6.75	$0.00
(1) The Company's 2026 EPS guidance is adjusted for the anticipated gain on sale of the California portfolio.
(2) The Company's 2026 Core FFO guidance excludes approximately $0.63 per share of non-core charges for casualty-related expenses, legal costs and settlements, expensed transaction pursuit costs, and investment losses.

	2026	2026 Midpoint
Same Property Growth Guidance	Range	Current (excluding CA)	Prior (excluding CA)	Prior (including CA)
Revenues	0.00% - 1.00%	0.50%	0.50%	0.75%
Expenses	2.00% - 3.00%	2.50%	3.00%	3.00%
NOI	(1.65)% - 0.45%	(0.60)%	(0.90)%	(0.50)%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 31, 2026 at 10:00 AM CT    Webcast: https://investors.camdenliving.com
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6740665

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 167 properties containing 56,695 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 57,857 apartment homes in 170 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 19 consecutive years, most recently ranking #13. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Property revenues	$392,944	$396,509	$781,717	$787,074

Adjusted EBITDAre	221,459	227,385	444,230	454,636

Net income attributable to common shareholders	18,790	80,670	61,239	119,492
Per share - basic	0.18	0.74	0.59	1.10
Per share - diluted	0.18	0.74	0.59	1.10

Funds from operations	174,157	184,187	297,043	371,122
Per share - diluted	1.68	1.67	2.82	3.37

Core funds from operations	175,078	187,557	356,164	377,375
Per share - diluted	1.68	1.70	3.39	3.42

Core adjusted funds from operations	144,936	157,589	309,872	331,309
Per share - diluted	1.39	1.43	2.95	3.01

Dividends per share	1.06	1.05	2.12	2.10
Dividend payout ratio (FFO) (a)	63.1%	62.9%	63.7%	62.3%

Interest expensed	41,422	35,375	78,781	69,165
Interest capitalized	4,419	3,473	8,250	7,027
Total interest incurred	45,841	38,848	87,031	76,192

Net Debt to Annualized Adjusted EBITDAre (b)	5.3x	4.2x	5.0x	4.2x
Interest expense coverage ratio	5.3x	6.4x	5.6x	6.6x
Total interest coverage ratio	4.8x	5.9x	5.1x	6.0x
Fixed charge expense coverage ratio	5.3x	6.4x	5.6x	6.6x
Total fixed charge coverage ratio	4.8x	5.9x	5.1x	6.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.9x	3.6x	2.9x	3.6x

Same property NOI growth (c) (d)	(1.4)%	0.2%	(1.1)%	0.6%
(# of apartment homes included)	50,485	56,781	50,485	56,781

Same property turnover
Gross turnover of apartment homes (annualized)	50%	51%	45%	46%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	39%	39%	35%	35%

	As of June 30,		As of June 30,
	2026	2025	2026	2025
Total assets	$9,456,080	$9,119,573	$9,456,080	$9,119,573
Total debt	$4,848,328	$3,825,963	$4,848,328	$3,825,963
Common and common equivalent shares, outstanding end of period (e)	103,941	110,291	103,941	110,291
Share price, end of period	$114.49	$112.69	$114.49	$112.69
Book equity value, end of period (f)	$3,878,315	$4,659,996	$3,878,315	$4,659,996
Market equity value, end of period (g)	$11,900,205	$12,428,693	$11,900,205	$12,428,693

(a) Excludes approximately $53.0 million of certain legal cost related to a litigation settlement for the six months ended June 30, 2026.
(b) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.
(c) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale.
(d) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.
(e) Includes at June 30, 2026: 102,346 common shares, plus 1,595 common share equivalents upon the assumed conversion of non-controlling units.
(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
OPERATING DATA

Property revenues (a)	$392,944	$396,509	$781,717	$787,074

Property expenses
Property operating and maintenance	91,303	93,031	181,482	182,729
Real estate taxes	49,641	50,641	99,531	100,363
Total property expenses	140,944	143,672	281,013	283,092

Non-property income
Fee and asset management	3,131	2,633	5,274	5,120
Interest and other income	129	68	382	78
Income on deferred compensation plans	12,595	8,350	11,436	9,548
Total non-property income	15,855	11,051	17,092	14,746

Other expenses
Property management	10,134	9,699	20,392	19,594
Fee and asset management	1,840	641	2,501	1,312
General and administrative	22,348	18,996	37,053	35,944
Interest	41,422	35,375	78,781	69,165
Depreciation and amortization	157,134	152,108	307,134	301,360
Expense on deferred compensation plans	12,595	8,350	11,436	9,548
Other non-operating expenses	400	2,187	61,305	3,947
Total other expenses	245,873	227,356	518,602	440,870

Gain on sale of operating property, including land	—	47,293	68,100	47,293
Income from continuing operations before income taxes	21,982	83,825	67,294	125,151
Income tax expense	(1,276)	(1,231)	(2,214)	(1,790)
Net income	20,706	82,594	65,080	123,361
Net income allocated to non-controlling interests	(1,916)	(1,924)	(3,841)	(3,869)
Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$20,706	$82,594	$65,080	$123,361
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	251	351	608	702
Comprehensive income	20,957	82,945	65,688	124,063
Net income allocated to non-controlling interests	(1,916)	(1,924)	(3,841)	(3,869)
Comprehensive income attributable to common shareholders	$19,041	$81,021	$61,847	$120,194

PER SHARE DATA

Total earnings per common share - basic	$0.18	$0.74	$0.59	$1.10
Total earnings per common share - diluted	0.18	0.74	0.59	1.10

Weighted average number of common shares outstanding:
Basic	102,342	108,636	103,577	108,584
Diluted	102,363	109,400	103,624	108,636

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2026, we recognized $392.9 million of property revenue which consisted of approximately $348.7 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $396.5 million recognized for the three months ended June 30, 2025, made up of approximately $352.4 million of rental revenue and approximately $44.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2026, we recognized $781.7 million of property revenue which consisted of approximately $694.5 million of rental revenue and approximately $87.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $787.1 million of property revenue recognized for the six months ended June 30, 2025, made up of approximately $700.7 million of rental revenue and approximately $86.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.2 million and $11.6 million for the three months ended June 30, 2026 and 2025, respectively, and was $24.4 million and $23.0 million for the six months ended June 30, 2026 and 2025, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492
Real estate depreciation and amortization	153,451	148,886	299,841	295,054
Income allocated to non-controlling interests	1,916	1,924	3,841	3,869
Gain on sale of operating property	—	(47,293)	(67,878)	(47,293)
Funds from operations	$174,157	$184,187	$297,043	$371,122

Plus: Casualty-related expenses (a)	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements (b)(c)	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs (c)	4,237	2,082	6,079	2,963
Plus: Investment losses (b)	—	—	4,855	—
Plus: Other miscellaneous items (a)	1	76	62	76
Core funds from operations	$175,078	$187,557	$356,164	$377,375

Less: Recurring capitalized expenditures (d)	(30,142)	(29,968)	(46,292)	(46,066)

Core adjusted funds from operations	$144,936	$157,589	$309,872	$331,309

PER SHARE DATA
Funds from operations - diluted	$1.68	$1.67	$2.82	$3.37
Core funds from operations - diluted	1.68	1.70	3.39	3.42
Core adjusted funds from operations - diluted	1.39	1.43	2.95	3.01
Distributions declared per common share	1.06	1.05	2.12	2.10

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	103,957	110,269	105,218	110,230

PROPERTY DATA
Total operating properties (end of period) (e)	176	176	176	176
Total operating apartment homes in operating properties (end of period) (e)	59,676	59,672	59,676	59,672
Total operating apartment homes (weighted average)	58,578	59,633	58,472	59,353

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within Other Non-Operating Expenses.

(c) Non-core adjustment generally recorded within General and Administrative Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
ASSETS
Real estate assets, at cost
Land	$1,695,652	$1,784,349	$1,787,445	$1,791,077	$1,789,207
Buildings and improvements	11,271,829	11,801,301	11,792,960	11,812,521	11,763,017
	12,967,481	13,585,650	13,580,405	13,603,598	13,552,224
Accumulated depreciation	(5,014,551)	(5,407,880)	(5,296,061)	(5,234,087)	(5,128,622)
Net operating real estate assets	7,952,930	8,177,770	8,284,344	8,369,511	8,423,602
Properties under development and land	500,116	457,994	419,227	384,124	380,437
Total real estate assets	8,453,046	8,635,764	8,703,571	8,753,635	8,804,039
Accounts receivable – affiliates	8,053	8,076	8,884	8,889	8,889
Other assets, net (a)	314,199	285,493	293,292	255,333	262,100
Cash and cash equivalents	44,717	40,684	25,203	25,931	33,091
Restricted cash	10,717	89,610	12,039	11,378	11,454
Real estate and other assets held for sale	625,348	—	—	—	—
Total assets	$9,456,080	$9,059,627	$9,042,989	$9,055,166	$9,119,573

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$4,529,573	$3,931,761	$3,570,193	$3,409,691	$3,495,487
Secured	318,755	318,708	330,597	330,536	330,476
Accounts payable and accrued expenses	248,434	269,623	248,087	232,960	206,018
Accrued real estate taxes	99,264	59,818	92,382	129,697	91,954
Distributions payable	110,389	112,156	114,971	115,518	116,007
Other liabilities (b)	264,968	262,710	248,506	224,989	219,635
Liabilities held for sale	6,382	—	—	—	—
Total liabilities	5,577,765	4,954,776	4,604,736	4,443,391	4,459,577

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,157
Additional paid-in capital	5,953,409	5,948,511	5,948,938	5,945,277	5,941,893
Distributions in excess of net income attributable to common shareholders	(1,127,157)	(1,037,252)	(969,240)	(1,011,983)	(1,007,075)
Treasury shares	(1,028,058)	(886,052)	(620,497)	(400,185)	(350,166)
Accumulated other comprehensive income (c)	2,773	2,522	2,165	2,027	1,676
Total common equity	3,802,124	4,028,886	4,362,523	4,536,293	4,587,485
Non-controlling interests	76,191	75,965	75,730	75,482	72,511
Total equity	3,878,315	4,104,851	4,438,253	4,611,775	4,659,996
Total liabilities and equity	$9,456,080	$9,059,627	$9,042,989	$9,055,166	$9,119,573

(a) Includes net deferred charges of:	$7,363	$7,969	$534	$1,296	$1,953

(b) Includes deferred revenues of:	$1,170	$1,277	$614	$624	$692

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2026 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held for Sale	Grand Total
D.C. Metro (a)	6,194	—	—	—	—	6,194
Houston, TX	7,278	929	—	—	—	8,207
Phoenix, AZ	4,094	320	—	—	—	4,414
Dallas, TX	5,148	625	—	—	—	5,773
SE Florida	3,050	—	—	—	—	3,050
Orlando, FL	3,954	610	—	—	—	4,564
Atlanta, GA	4,270	269	—	—	—	4,539
Tampa, FL	3,104	360	—	—	—	3,464
Charlotte, NC	3,510	—	—	769	—	4,279
Denver, CO	2,873	—	—	—	—	2,873
Raleigh, NC	2,892	780	369	—	—	4,041
Los Angeles/Orange County, CA	—	—	—	—	1,823	1,823
San Diego/Inland Empire, CA	—	—	—	—	1,797	1,797
Austin, TX	3,360	678	—	—	—	4,038
Nashville, TN	758	631	—	393	—	1,782
Total Portfolio	50,485	5,202	369	1,162	3,620	60,838

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
D.C. Metro (a)	16.1%	13.5%	96.5%	95.7%	96.1%	96.7%	97.3%
Houston, TX	11.0%	10.8%	94.7%	93.8%	94.2%	94.8%	95.1%
Phoenix, AZ	9.3%	7.8%	95.9%	95.6%	95.0%	94.9%	94.4%
Dallas, TX	8.1%	7.3%	95.1%	94.3%	94.9%	95.4%	95.3%
SE Florida	8.4%	7.1%	95.9%	95.8%	95.2%	95.2%	95.5%
Orlando, FL	7.8%	7.3%	96.0%	96.1%	96.1%	95.9%	95.7%
Atlanta, GA	7.9%	6.9%	95.5%	95.3%	95.2%	95.8%	95.3%
Tampa, FL	7.4%	7.0%	95.5%	95.9%	94.9%	94.9%	95.4%
Charlotte, NC	6.9%	5.8%	95.0%	94.5%	94.6%	95.1%	95.4%
Denver, CO	6.3%	5.3%	96.2%	94.7%	95.1%	96.6%	97.0%
Raleigh, NC	4.7%	5.5%	94.7%	94.1%	94.5%	95.4%	95.6%
Los Angeles/Orange County, CA	—%	4.6%	95.9%	95.1%	95.3%	95.5%	95.6%
San Diego/Inland Empire, CA	—%	4.5%	96.4%	95.5%	95.5%	95.8%	96.1%
Austin, TX	4.5%	4.6%	96.1%	96.0%	95.5%	95.2%	94.7%
Nashville, TN	1.6%	2.0%	94.8%	93.1%	93.6%	94.8%	94.8%
Total Portfolio	100.0%	100.0%	95.6%	95.0%	95.1%	95.5%	95.6%

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments, if any.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2026	2025	Change	2026	2025	Change
"Same Property" Communities (a)	50,485	$329,114	$329,307	($193)	$655,851	$656,098	($247)
Non-"Same Property" Communities (b)	5,202	25,787	18,942	6,845	49,091	34,717	14,374
Development and Lease-Up Communities (c)	1,531	1,646	283	1,363	2,927	318	2,609
Held for Sale Communities (d)	3,620	34,466	33,771	695	68,692	67,205	1,487
Disposition/Other (f)	—	1,931	14,206	(12,275)	5,156	28,736	(23,580)
Total Property Revenues	60,838	$392,944	$396,509	($3,565)	$781,717	$787,074	($5,357)

Property Expenses
"Same Property" Communities (a)	50,485	$121,687	$118,878	$2,809	$238,359	$233,770	$4,589
Non-"Same Property" Communities (b)	5,202	10,078	7,980	2,098	19,770	14,760	5,010
Development and Lease-Up Communities (c)	1,531	604	230	374	1,179	261	918
Held for Sale Communities (d)	3,620	11,897	11,137	760	23,271	21,926	1,345
Disposition/Other (f)	—	(3,322)	5,447	(8,769)	(1,566)	12,375	(13,941)
Total Property Expenses	60,838	$140,944	$143,672	($2,728)	$281,013	$283,092	($2,079)

Property Net Operating Income
"Same Property" Communities (a)	50,485	$207,427	$210,429	($3,002)	$417,492	$422,328	($4,836)
Non-"Same Property" Communities (b)	5,202	15,709	10,962	4,747	29,321	19,957	9,364
Development and Lease-Up Communities (c)	1,531	1,042	53	989	1,748	57	1,691
Held for Sale Communities (d)(e)	3,620	22,569	22,634	(65)	45,421	45,279	142
Disposition/Other (f)	—	5,253	8,759	(3,506)	6,722	16,361	(9,639)
Total Property Net Operating Income	60,838	$252,000	$252,837	($837)	$500,704	$503,982	($3,278)

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures which improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is beneficial as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding communities held for sale.

(d) "Held for Sale" Communities are communities and associated non-multifamily rental communities we wholly-owned and were stabilized since January 1, 2025, which met the held for sale criteria, but did not meet the criteria to be classified as discontinued operations. As of June 30, 2026, Camden's California communities were the only communities classified as held for sale.

(e) Net Operating Income related to non-multifamily rental communities was $0.453 million and $0.587 million for the three months ended June 30, 2026 and 2025, respectively, and was $0.952 million and $1.058 million for the six months ended in June 30, 2026 and 2025, respectively.

(f) "Disposition/Other" includes communities disposed of which are not classified as discontinued operations, non-multifamily rental communities not classified as held for sale, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including net above-below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	June 30,	March 31,	December 31,	September 30,	June 30,
Property Revenues	Homes	2026	2026	2025	2025	2025
"Same Property" Communities (a)	50,485	$329,114	$326,737	$326,591	$329,595	$329,307
Non-"Same Property" Communities (b)	5,202	25,787	23,304	21,916	21,187	18,942
Development and Lease-Up Communities (c)	1,531	1,646	1,281	1,077	790	283
Held for Sale Communities (d)	3,620	34,466	34,226	34,008	33,932	33,771
Disposition/Other (f)	—	1,931	3,225	7,202	10,172	14,206
Total Property Revenues	60,838	$392,944	$388,773	$390,794	$395,676	$396,509

Property Expenses
"Same Property" Communities (a)	50,485	$121,687	$116,672	$114,438	$120,418	$118,878
Non-"Same Property" Communities (b)	5,202	10,078	9,692	8,410	8,589	7,980
Development and Lease-Up Communities (c)	1,531	604	575	701	539	230
Held for Sale Communities (d)	3,620	11,897	11,374	10,939	11,628	11,137
Disposition/Other (f)	—	(3,322)	1,756	3,434	4,522	5,447
Total Property Expenses	60,838	$140,944	$140,069	$137,922	$145,696	$143,672

Property Net Operating Income
"Same Property" Communities (a)	50,485	$207,427	$210,065	$212,153	$209,177	$210,429
Non-"Same Property" Communities (b)	5,202	15,709	13,612	13,506	12,598	10,962
Development and Lease-Up Communities (c)	1,531	1,042	706	376	251	53
Held for Sale Communities (d)(e)	3,620	22,569	22,852	23,069	22,304	22,634
Disposition/Other (f)	—	5,253	1,469	3,768	5,650	8,759
Total Property Net Operating Income	60,838	$252,000	$248,704	$252,872	$249,980	$252,837

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures which improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is beneficial as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding communities held for sale.

(d) "Held for Sale" Communities are communities and associated non-multifamily rental communities we wholly-owned and were stabilized since January 1, 2025, which met the held for sale criteria, but did not meet the criteria to be classified as discontinued operations. As of June 30, 2026, Camden's California communities were the only communities classified as held for sale.

(e) Net Operating Income related to non-multifamily rental communities was $0.453 million for the three months ended June 30, 2026, $0.499 million for the three months ended March 31, 2026, $0.530 million for the three months ended December 31, 2025, $0.470 million for the three months ended September 30, 2025, and $0.587 million for the three months ended June 30, 2025.

(f) "Disposition/Other" includes communities disposed of which are not classified as discontinued operations, non-multifamily rental communities not classified as held for sale, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including net above-below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q26	2Q25	Growth	2Q26	2Q25	Growth	2Q26	2Q25	Growth
D.C. Metro	6,194	$49,373	$48,678	1.4%	$15,969	$14,949	6.8%	$33,404	$33,729	(1.0)%
Houston, TX	7,278	40,872	40,649	0.5%	17,982	17,751	1.3%	22,890	22,898	0.0%
Phoenix, AZ	4,094	27,353	27,416	(0.2)%	8,063	7,842	2.8%	19,290	19,574	(1.5)%
SE Florida	3,050	27,034	26,733	1.1%	9,903	9,796	1.1%	17,131	16,937	1.1%
Atlanta, GA	4,270	27,471	27,117	1.3%	11,132	10,340	7.7%	16,339	16,777	(2.6)%
Dallas, TX	5,148	29,499	29,430	0.2%	12,637	12,760	(1.0)%	16,862	16,670	1.2%
Orlando, FL	3,954	25,152	25,263	(0.4)%	8,879	9,476	(6.3)%	16,273	15,787	3.1%
Tampa, FL	3,104	23,449	23,661	(0.9)%	8,029	8,335	(3.7)%	15,420	15,326	0.6%
Charlotte, NC	3,510	20,805	20,966	(0.8)%	6,459	6,434	0.4%	14,346	14,532	(1.3)%
Denver, CO	2,873	19,868	20,723	(4.1)%	6,719	6,502	3.3%	13,149	14,221	(7.5)%
Raleigh, NC	2,892	15,774	15,789	(0.1)%	6,029	5,200	15.9%	9,745	10,589	(8.0)%
Austin, TX	3,360	17,334	17,688	(2.0)%	7,979	7,963	0.2%	9,355	9,725	(3.8)%
Nashville, TN	758	5,130	5,194	(1.2)%	1,907	1,530	24.6%	3,223	3,664	(12.0)%

Total Same Property	50,485	$329,114	$329,307	(0.1)%	$121,687	$118,878	2.4%	$207,427	$210,429	(1.4)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q26	2Q25	Growth	2Q26	2Q25	Growth	2Q26	2Q25	Growth
D.C. Metro	16.1%	96.5%	97.3%	(0.8)%	$2,392	$2,354	1.6%	$2,752	$2,692	2.2%
Houston, TX	11.0%	95.1%	94.9%	0.2%	1,650	1,658	(0.5)%	1,969	1,962	0.3%
Phoenix, AZ	9.3%	95.9%	94.6%	1.3%	1,952	1,982	(1.5)%	2,324	2,360	(1.5)%
SE Florida	8.4%	95.9%	95.5%	0.4%	2,701	2,701	0.0%	3,081	3,058	0.7%
Atlanta, GA	7.9%	95.5%	95.3%	0.2%	1,913	1,900	0.7%	2,246	2,221	1.1%
Dallas, TX	8.1%	95.1%	95.3%	(0.2)%	1,724	1,729	(0.3)%	2,008	2,000	0.4%
Orlando, FL	7.8%	96.2%	95.7%	0.5%	1,909	1,925	(0.8)%	2,204	2,225	(0.9)%
Tampa, FL	7.4%	95.5%	95.6%	(0.1)%	2,291	2,324	(1.4)%	2,636	2,658	(0.8)%
Charlotte, NC	6.9%	95.0%	95.4%	(0.4)%	1,779	1,799	(1.1)%	2,080	2,087	(0.4)%
Denver, CO	6.3%	96.2%	97.0%	(0.8)%	2,104	2,141	(1.7)%	2,397	2,480	(3.3)%
Raleigh, NC	4.7%	95.9%	95.8%	0.1%	1,604	1,610	(0.4)%	1,896	1,899	(0.2)%
Austin, TX	4.5%	95.9%	94.8%	1.1%	1,492	1,556	(4.1)%	1,793	1,851	(3.1)%
Nashville, TN	1.6%	95.8%	95.3%	0.5%	2,156	2,230	(3.3)%	2,357	2,399	(1.7)%

Total Same Property	100.0%	95.7%	95.6%	0.1%	$1,948	$1,959	(0.6)%	$2,270	$2,273	(0.2)%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q26	1Q26	Growth	2Q26	1Q26	Growth	2Q26	1Q26	Growth
D.C. Metro	6,194	$49,373	$48,863	1.0%	$15,969	$15,638	2.1%	$33,404	$33,225	0.5%
Houston, TX	7,278	40,872	40,249	1.5%	17,982	17,772	1.2%	22,890	22,477	1.8%
Phoenix, AZ	4,094	27,353	27,253	0.4%	8,063	7,671	5.1%	19,290	19,582	(1.5)%
SE Florida	3,050	27,034	26,901	0.5%	9,903	9,671	2.4%	17,131	17,230	(0.6)%
Atlanta, GA	4,270	27,471	27,310	0.6%	11,132	10,346	7.6%	16,339	16,964	(3.7)%
Dallas, TX	5,148	29,499	29,121	1.3%	12,637	12,396	1.9%	16,862	16,725	0.8%
Orlando, FL	3,954	25,152	25,219	(0.3)%	8,879	8,873	0.1%	16,273	16,346	(0.4)%
Tampa, FL	3,104	23,449	23,610	(0.7)%	8,029	8,576	(6.4)%	15,420	15,034	2.6%
Charlotte, NC	3,510	20,805	20,551	1.2%	6,459	6,216	3.9%	14,346	14,335	0.1%
Denver, CO	2,873	19,868	19,729	0.7%	6,719	5,444	23.4%	13,149	14,285	(8.0)%
Raleigh, NC	2,892	15,774	15,586	1.2%	6,029	4,942	22.0%	9,745	10,644	(8.4)%
Austin, TX	3,360	17,334	17,260	0.4%	7,979	7,519	6.1%	9,355	9,741	(4.0)%
Nashville, TN	758	5,130	5,085	0.9%	1,907	1,608	18.6%	3,223	3,477	(7.3)%

Total Same Property	50,485	$329,114	$326,737	0.7%	$121,687	$116,672	4.3%	$207,427	$210,065	(1.3)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q26	1Q26	Growth	2Q26	1Q26	Growth	2Q26	1Q26	Growth
D.C. Metro	16.1%	96.5%	95.7%	0.8%	$2,392	$2,385	0.3%	$2,752	$2,746	0.2%
Houston, TX	11.0%	95.1%	94.1%	1.0%	1,650	1,651	(0.1)%	1,969	1,959	0.5%
Phoenix, AZ	9.3%	95.9%	95.6%	0.3%	1,952	1,956	(0.2)%	2,324	2,322	0.1%
SE Florida	8.4%	95.9%	95.8%	0.1%	2,701	2,699	0.1%	3,081	3,070	0.4%
Atlanta, GA	7.9%	95.5%	95.3%	0.2%	1,913	1,906	0.4%	2,246	2,237	0.4%
Dallas, TX	8.1%	95.1%	94.2%	0.9%	1,724	1,722	0.1%	2,008	2,001	0.4%
Orlando, FL	7.8%	96.2%	96.0%	0.2%	1,909	1,910	(0.1)%	2,204	2,215	(0.5)%
Tampa, FL	7.4%	95.5%	95.9%	(0.4)%	2,291	2,302	(0.5)%	2,636	2,644	(0.3)%
Charlotte, NC	6.9%	95.0%	94.5%	0.5%	1,779	1,783	(0.2)%	2,080	2,065	0.7%
Denver, CO	6.3%	96.2%	94.7%	1.5%	2,104	2,115	(0.5)%	2,397	2,418	(0.8)%
Raleigh, NC	4.7%	95.9%	94.6%	1.3%	1,604	1,603	0.1%	1,896	1,898	(0.1)%
Austin, TX	4.5%	95.9%	95.8%	0.1%	1,492	1,503	(0.7)%	1,793	1,788	0.3%
Nashville, TN	1.6%	95.8%	94.3%	1.5%	2,156	2,170	(0.6)%	2,357	2,371	(0.6)%

Total Same Property	100.0%	95.7%	95.1%	0.6%	$1,948	$1,949	(0.1)%	$2,270	$2,267	0.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2026	2025	Growth	2026	2025	Growth	2026	2025	Growth
D.C. Metro	6,194	$98,236	$96,808	1.5%	$31,607	$30,381	4.0%	$66,629	$66,427	0.3%
Houston, TX	7,278	81,121	81,060	0.1%	35,754	35,423	0.9%	45,367	45,637	(0.6)%
Phoenix, AZ	4,094	54,606	54,873	(0.5)%	15,734	15,223	3.4%	38,872	39,650	(2.0)%
SE Florida	3,050	53,935	53,086	1.6%	19,574	19,668	(0.5)%	34,361	33,418	2.8%
Atlanta, GA	4,270	54,781	53,933	1.6%	21,478	18,279	17.5%	33,303	35,654	(6.6)%
Dallas, TX	5,148	58,620	58,687	(0.1)%	25,033	25,200	(0.7)%	33,587	33,487	0.3%
Orlando, FL	3,954	50,371	50,476	(0.2)%	17,752	18,866	(5.9)%	32,619	31,610	3.2%
Tampa, FL	3,104	47,059	47,439	(0.8)%	16,605	16,447	1.0%	30,454	30,992	(1.7)%
Charlotte, NC	3,510	41,356	41,663	(0.7)%	12,675	12,719	(0.3)%	28,681	28,944	(0.9)%
Denver, CO	2,873	39,597	40,924	(3.2)%	12,163	12,464	(2.4)%	27,434	28,460	(3.6)%
Raleigh, NC	2,892	31,360	31,481	(0.4)%	10,971	10,320	6.3%	20,389	21,161	(3.6)%
Austin, TX	3,360	34,594	35,434	(2.4)%	15,498	15,686	(1.2)%	19,096	19,748	(3.3)%
Nashville, TN	758	10,215	10,234	(0.2)%	3,515	3,094	13.6%	6,700	7,140	(6.2)%

Total Same Property	50,485	$655,851	$656,098	0.0%	$238,359	$233,770	2.0%	$417,492	$422,328	(1.1)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2026	2025	Growth	2026	2025	Growth	2026	2025	Growth
D.C. Metro	16.0%	96.1%	97.2%	(1.1)%	$2,388	$2,341	2.0%	$2,751	$2,680	2.6%
Houston, TX	10.9%	94.6%	95.0%	(0.4)%	1,650	1,656	(0.4)%	1,964	1,954	0.5%
Phoenix, AZ	9.3%	95.8%	95.1%	0.7%	1,954	1,986	(1.6)%	2,321	2,350	(1.2)%
SE Florida	8.2%	95.9%	95.3%	0.6%	2,700	2,698	0.1%	3,074	3,042	1.0%
Atlanta, GA	8.0%	95.4%	95.2%	0.2%	1,910	1,900	0.5%	2,242	2,211	1.4%
Dallas, TX	8.0%	94.6%	95.1%	(0.5)%	1,723	1,731	(0.5)%	2,005	1,998	0.4%
Orlando, FL	7.7%	96.1%	95.8%	0.3%	1,909	1,924	(0.8)%	2,209	2,222	(0.5)%
Tampa, FL	7.3%	95.7%	96.0%	(0.3)%	2,296	2,319	(1.0)%	2,640	2,655	(0.5)%
Charlotte, NC	6.9%	94.8%	95.3%	(0.5)%	1,781	1,796	(0.8)%	2,072	2,076	(0.2)%
Denver, CO	6.6%	95.5%	96.0%	(0.5)%	2,109	2,141	(1.5)%	2,407	2,473	(2.7)%
Raleigh, NC	4.9%	95.2%	95.8%	(0.6)%	1,603	1,609	(0.4)%	1,898	1,894	0.2%
Austin, TX	4.6%	95.9%	94.8%	1.1%	1,497	1,563	(4.2)%	1,790	1,855	(3.5)%
Nashville, TN	1.6%	95.1%	93.6%	1.5%	2,163	2,233	(3.1)%	2,362	2,404	(1.7)%

Total Same Property	100.0%	95.4%	95.5%	(0.1)%	$1,948	$1,957	(0.5)%	$2,268	$2,266	0.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2026
(In thousands)

(Unaudited)

					% of Actual
					2Q26 Operating
Quarterly Comparison (a) (b)	2Q26	2Q25	$ Change	% Change	Expenses

Property Taxes	$41,928	$41,245	$683	1.7%	34.5%
Salaries and Benefits for On-site Employees	23,622	22,685	937	4.1%	19.4%
Utilities	23,696	23,002	694	3.0%	19.5%
Repairs and Maintenance	15,893	16,031	(138)	(0.9)%	13.1%
Property Insurance	6,870	6,645	225	3.4%	5.6%
General and Administrative	5,640	5,673	(33)	(0.6)%	4.6%
Marketing and Leasing	3,188	2,760	428	15.5%	2.6%
Other	850	837	13	1.6%	0.7%

Total Same Property	$121,687	$118,878	$2,809	2.4%	100.0%

					% of Actual
					2Q26 Operating
Sequential Comparison (a) (b)	2Q26	1Q26	$ Change	% Change	Expenses

Property Taxes	$41,928	$41,500	$428	1.0%	34.5%
Salaries and Benefits for On-site Employees	23,622	22,209	1,413	6.4%	19.4%
Utilities	23,696	23,318	378	1.6%	19.5%
Repairs and Maintenance	15,893	13,637	2,256	16.5%	13.1%
Property Insurance	6,870	7,106	(236)	(3.3)%	5.6%
General and Administrative	5,640	5,910	(270)	(4.6)%	4.6%
Marketing and Leasing	3,188	2,188	1,000	45.7%	2.6%
Other	850	804	46	5.7%	0.7%

Total Same Property	$121,687	$116,672	$5,015	4.3%	100.0%

					% of Actual
					2026 Operating
Year to Date Comparison (a) (b)	2026	2025	$ Change	% Change	Expenses

Property Taxes	$83,428	$81,978	$1,450	1.8%	35.0%
Salaries and Benefits for On-site Employees	45,831	44,230	1,601	3.6%	19.2%
Utilities	47,014	46,088	926	2.0%	19.7%
Repairs and Maintenance	29,530	29,764	(234)	(0.8)%	12.4%
Property Insurance	13,976	13,971	5	0.0%	5.9%
General and Administrative	11,550	11,297	253	2.2%	4.8%
Marketing and Leasing	5,376	4,789	587	12.3%	2.3%
Other	1,654	1,653	1	0.1%	0.7%

Total Same Property	$238,359	$233,770	$4,589	2.0%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other expenses, including casualty-related expenses net of recoveries and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2026 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 7/29/2026
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$139.4			2Q22	1Q25	3Q25	1Q27	88%	85%
	Raleigh, NC

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/29/2026
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Charlotte	420	$157.0	$136.5	$85.8	2Q24	2Q26	2Q27	4Q28	13%	10%
	Charlotte, NC
2.	Camden Blakeney	349	151.0	118.3	118.3	2Q24	3Q26	3Q27	3Q28
	Charlotte, NC
3.	Camden Nations	393	184.0	97.1	97.1	1Q25	1Q28	3Q28	2Q30
	Nashville, TN

Total Development Communities		1,162	$492.0	$351.9	$301.2					13%	10%

Additional Development Pipeline and Land(a)					198.9

Total Properties Under Development and Land (per Balance Sheet)					$500.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q26 NOI
Completed Communities in Lease-Up								$139.4	$1.0
Development Communities in Lease-Up								136.5	—
Total Development Communities NOI Contribution								$275.9	$1.0

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2026 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden RTP	398	$126.0	$20.9
	Morrisville, NC
2.	Camden Gulch	498	301.0	57.6
	Nashville, TN
3.	Camden Baker	434	199.0	41.5
	Denver, CO
4.	Camden Riverview	765	242.0	34.0
	Tampa, FL

Development Pipeline		2,095	$868.0	$154.0

Other (b)				$44.9

Total Development Pipeline and Land				$198.9

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasts and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2026 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2026 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden RTP	Morrisville, NC	$19.0	17.9	5/25/2026
2.	Camden Riverview	Tampa, FL	26.0	64.4	5/27/2026

Total Land Acquisitions			$45.0	82.3 Acres

2026 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Alpharetta	Alpharetta, GA	$89.0	269 Homes	$2,027	2020	4/30/2026
2.	Camden Narcoossee*	Orlando, FL	82.3	288 Homes	1,897	2018	4/30/2026
3.	Camden Franklin	Franklin, TN	54.3	196 Homes	1,784	2014	6/16/2026
4.	Camden Roanoke	Roanoke, TX	99.1	349 Homes	1,972	2024	6/23/2026
5.	Camden Gilbert	Gilbert, AZ	124.6	320 Homes	2,245	2022	6/30/2026
6.	Camden Brandon	Tampa, FL	82.1	296 Homes	2,008	2022	7/9/2026
7.	Camden LoSo	Charlotte, NC	114.0	343 Homes	1,966	2024	7/16/2026

Total/Average Acquisitions			$645.4	2,061 Homes	$1,997	2021

*	Formerly known as Camden at Lake Nona

2026 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Valley Park	Irving, TX	$77.0	516 Homes	$1,371	1986	2/18/2026
2.	Camden Crown Valley	Mission Viejo, CA	180.0	380 Homes	2,928	2001	7/29/2026
3.	Camden Glendale	Glendale, CA	136.0	307 Homes	2,841	2015	7/29/2026
4.	Camden Harbor View	Long Beach, CA	233.0	559 Homes	2,947	2004/2016	7/29/2026
5.	Camden Hillcrest	San Diego, CA	73.0	132 Homes	3,705	2021	7/29/2026
6.	Camden Landmark	Ontario, CA	177.0	469 Homes	2,347	2006	7/29/2026
7.	Camden Main and Jamboree	Irvine, CA	139.0	290 Homes	2,879	2008	7/29/2026
8.	Camden Old Creek	San Marcos, CA	176.0	350 Homes	3,067	2007	7/29/2026
9.	Camden Sierra at Otay Ranch	Chula Vista, CA	196.0	422 Homes	2,926	2003	7/29/2026
10.	The Camden	Costa Mesa, CA	141.0	287 Homes	2,891	2016	7/29/2026
11.	Camden Tuscany	San Diego, CA	72.0	160 Homes	3,187	2003	7/29/2026
12.	Camden Vineyards	Murrieta, CA	102.0	264 Homes	2,479	2002	7/29/2026

Total/Average California Dispositions			$1,625.0	3,620 Homes	$2,862	2007

Total/Average Dispositions			$1,702.0	4,136 Homes	$2,676	2006

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2026:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2026	($1,816)	$12,050	$541,363	$551,597	11.4%	4.9%
2027	(2,921)	174,900	—	171,979	3.5%	3.9%
2028	(2,656)	132,025	400,000	529,369	10.9%	3.8%
2029	(2,306)	—	600,000	597,694	12.3%	3.8%
2030	(1,506)	—	750,000	748,494	15.4%	2.9%
2031	(1,272)	—	—	(1,272)	—%	—%
2032	(1,336)	—	—	(1,336)	—%	—%
2033	(1,403)	—	—	(1,403)	—%	—%
2034	(828)	—	400,000	399,172	8.2%	5.1%
2035	(839)	—	—	(839)	—%	—%
Thereafter	(2,127)	—	900,000	897,873	18.6%	4.5%
Total Maturing Debt	($19,010)	$318,975	$3,591,363	$3,891,328	80.3%	4.1%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$957,000	$957,000	19.7%	4.0%
Total Debt	($19,010)	$318,975	$4,548,363	$4,848,328	100.0%	4.1%

Weighted Average Maturity of Debt (d)		5.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Maturity (d)
Floating rate debt	$1,497,956	30.9%	4.3%	3.1 Years
Fixed rate debt	3,350,372	69.1%	3.9%	6.5 Years
Total	$4,848,328	100.0%	4.1%	5.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$4,529,573	93.4%	4.1%	5.7 Years
Secured debt	318,755	6.6%	3.9%	1.2 Years
Total	$4,848,328	100.0%	4.1%	5.4 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	2Q26 NOI	% of Total
Unencumbered real estate assets	56,476	92.8%	$13,301,683	90.9%	$237,709	94.3%
Encumbered real estate assets	4,362	7.2%	1,329,405	9.1%	14,291	5.7%
Total	60,838	100.0%	$14,631,088	100.0%	$252,000	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.9x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our outstanding commercial paper program amount of $600.0 million as of June 30, 2026. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2026 AND 2027:

		Future Scheduled Repayments(a)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2026	($1,022)	$—	$40,000	$38,978	4.8%
4Q 2026	(794)	12,050	501,363	512,619	4.9%
2026	($1,816)	$12,050	$541,363	$551,597	4.9%

1Q 2027	($707)	$58,100	$—	$57,393	4.0%
2Q 2027	(754)	51,350	—	50,596	3.8%
3Q 2027	(738)	48,950	—	48,212	3.9%
4Q 2027	(722)	16,500	—	15,778	3.8%
2027	($2,921)	$174,900	$—	$171,979	3.9%

(a) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	28%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	454%	Yes

Unsecured Debt to Gross Asset Value	<	60%	28%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	34%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	290%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	476%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2026
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,626	$45	$480	$8
Appliances	9	years	1,435	25	575	10
Painting	—		—	—	2,067	35
Cabinetry/Countertops	8	years	254	4	—	—
Other	8	years	2,488	42	1,639	28
Exteriors
Painting	6	years	230	4	—	—
Carpentry	10	years	844	14	—	—
Landscaping	6	years	636	11	4,083	70
Roofing	10	years	4,326	74	391	7
Site Drainage	10	years	81	1	—	—
Fencing/Stair	10	years	758	13	—	—
Other (b)	8	years	4,539	78	5,970	102
Common Areas
Mech., Elec., Plumbing	9	years	8,177	140	3,705	63
Parking/Paving	5	years	408	7	—	—
Pool/Exercise/Facility	6	years	3,340	57	410	7
Total Recurring (c)			$30,142	$515	$19,320	$330
Weighted Average Apartment Homes				58,578		58,578

Non-recurring & revenue enhancing capitalized expenditures (d)			$738

Reposition Expenditures (e)	10	years	$20,478	$34,017
Repositioned Apartment Homes				602

	Year to Date 2026
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$4,966	$85	$954	$16
Appliances	9	years	2,967	51	1,162	20
Painting	—		—	—	3,708	63
Cabinetry/Countertops	8	years	422	7	—	—
Other	8	years	4,690	80	3,029	52
Exteriors
Painting	6	years	267	5	—	—
Carpentry	10	years	962	17	—	—
Landscaping	6	years	1,158	20	7,777	133
Roofing	10	years	5,570	95	652	11
Site Drainage	10	years	188	3	—	—
Fencing/Stair	10	years	1,009	17	—	—
Other (b)	8	years	7,251	124	10,750	184
Common Areas
Mech., Elec., Plumbing	9	years	12,177	208	7,178	123
Parking/Paving	5	years	542	9	—	—
Pool/Exercise/Facility	6	years	4,123	71	860	15
Total Recurring (c)			$46,292	$792	$36,070	$617
Weighted Average Apartment Homes				58,472		58,472

Non-recurring & revenue enhancing capitalized expenditures (d)			$956

Reposition Expenditures (e)	10	years	$41,933	$35,810
Repositioned Apartment Homes				1,171

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2026.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2026 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492
Real estate depreciation and amortization	153,451	148,886	299,841	295,054
Income allocated to non-controlling interests	1,916	1,924	3,841	3,869
Gain on sale of operating property	—	(47,293)	(67,878)	(47,293)
Funds from operations	$174,157	$184,187	$297,043	$371,122

Plus: Casualty-related expenses	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs	4,237	2,082	6,079	2,963
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	1	76	62	76
Core funds from operations	$175,078	$187,557	$356,164	$377,375

Less: Recurring capitalized expenditures	(30,142)	(29,968)	(46,292)	(46,066)

Core adjusted funds from operations	$144,936	$157,589	$309,872	$331,309

Weighted average number of common shares outstanding:
EPS diluted	102,363	109,400	103,624	108,636
FFO/Core FFO/Core AFFO diluted	103,957	110,269	105,218	110,230

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Total Earnings Per Common Share - Diluted	$0.18	$0.74	$0.59	$1.10
Real estate depreciation and amortization	1.48	1.35	2.85	2.67
Income allocated to non-controlling interests	0.02	0.01	0.03	0.03
Gain on sale of operating property	—	(0.43)	(0.65)	(0.43)
FFO per common share - Diluted	$1.68	$1.67	$2.82	$3.37

Plus: Casualty-related expenses	(0.04)	(0.01)	(0.03)	(0.01)
Plus: Legal costs and settlements	—	0.02	0.49	0.03
Plus: Expensed transaction, development, and other pursuit costs	0.04	0.02	0.06	0.03
Plus: Investment losses	—	—	0.05	—
Plus: Other miscellaneous items	—	—	—	—
Core FFO per common share - Diluted	$1.68	$1.70	$3.39	$3.42

Less: Recurring capitalized expenditures	(0.29)	(0.27)	(0.44)	(0.41)

Core AFFO per common share - Diluted	$1.39	$1.43	$2.95	$3.01

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$9.14	$9.38	$9.76	$10.10
Expected real estate depreciation and amortization	1.55	1.55	5.89	5.89
Expected income allocated to non-controlling interests	0.02	0.02	0.08	0.08
Expected (gain) on sale of operating properties	(9.09)	(9.29)	(9.68)	(9.88)
Expected FFO per share - diluted	$1.62	$1.66	$6.05	$6.19
Anticipated Adjustments to FFO	0.05	0.05	0.63	0.63
Expected Core FFO per share - diluted	$1.67	$1.71	$6.68	$6.82

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income	$20,706	$82,594	$65,080	$123,361
Less: Fee and asset management income	(3,131)	(2,633)	(5,274)	(5,120)
Less: Interest and other income	(129)	(68)	(382)	(78)
Less: Income on deferred compensation plans	(12,595)	(8,350)	(11,436)	(9,548)
Plus: Property management expense	10,134	9,699	20,392	19,594
Plus: Fee and asset management expense	1,840	641	2,501	1,312
Plus: General and administrative expense	22,348	18,996	37,053	35,944
Plus: Interest expense	41,422	35,375	78,781	69,165
Plus: Depreciation and amortization expense	157,134	152,108	307,134	301,360
Plus: Expense on deferred compensation plans	12,595	8,350	11,436	9,548
Plus: Other non-operating expenses	400	2,187	61,305	3,947
Less: Gain on sale of operating property, including land	—	(47,293)	(68,100)	(47,293)
Plus: Income tax expense	1,276	1,231	2,214	1,790
NOI	$252,000	$252,837	$500,704	$503,982

"Same Property" Communities	$207,427	$210,429	$417,492	$422,328
Non-"Same Property" Communities	15,709	10,962	29,321	19,957
Development and Lease-Up Communities	1,042	53	1,748	57
Held for Sale Communities	22,569	22,634	45,421	45,279
Disposition/Other	5,253	8,759	6,722	16,361
NOI	$252,000	$252,837	$500,704	$503,982

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income	$20,706	$82,594	$65,080	$123,361
Plus: Interest expense	41,422	35,375	78,781	69,165
Plus: Depreciation and amortization expense	157,134	152,108	307,134	301,360
Plus: Income tax expense	1,276	1,231	2,214	1,790
Less: Gain on sale of operating property, including land	—	(47,293)	(68,100)	(47,293)
EBITDAre	$220,538	$224,015	$385,109	$448,383

Plus: Casualty-related expenses	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs	4,237	2,082	6,079	2,963
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	1	76	62	76
Adjusted EBITDAre	$221,459	$227,385	$444,230	$454,636
Annualized Adjusted EBITDAre	$885,836	$909,540	$888,460	$909,272

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Unsecured notes payable	$4,362,454	$3,514,627	$4,134,664	$3,459,357
Secured notes payable	318,740	330,456	322,697	330,426
Total average debt	4,681,194	3,845,083	4,457,361	3,789,783
Less: Average cash and cash equivalents	(27,369)	(18,145)	(20,937)	(15,223)
Net Debt	$4,653,825	$3,826,938	$4,436,424	$3,774,560

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net Debt	$4,653,825	$3,826,938	$4,436,424	$3,774,560
Annualized Adjusted EBITDAre	885,836	909,540	888,460	909,272
Net Debt to Annualized Adjusted EBITDAre	5.3x	4.2x	5.0x	4.2x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net above/below market lease amortization, advocacy contributions, and miscellaneous income/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Held for Sale Communities: Communities and associated non-multifamily rental communities we wholly-owned and were stabilized since January 1, 2025, which met the held for sale criteria, but did not meet the criteria to be classified as discontinued operations.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally include severance, legal costs and settlements, net of recoveries, and expensed transaction, development, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous income/expense adjustments. Items recorded to Property Revenues may include net above/below market lease amortization. Items recorded to Property Expenses generally include casualty-related expenses, net of recoveries, and may include severance-related costs. Other Non-Operating Expenses include certain litigation settlements and other associated litigation matters, as well as investment charges.

Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE
NYSE Texas

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q3 '26	Q4 '26	Q1 '27	Q2 '27
Earnings Release & Conference Call	Early November	Early February	Early May	Late July

Dividend Information - Common Shares:	Q1 '26	Q2 '26
Declaration Date	2/5/2026	6/15/2026
Record Date	3/31/2026	6/30/2026
Payment Date	4/17/2026	7/17/2026
Distributions Per Share	$1.06	$1.06

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.